INVESCO TREASURER'S SERIES FUNDS, INC.
                  INVESCO Treasurer's Money Market Reserve Fund
                   INVESCO Treasurer's Tax-Exempt Reserve Fund

      Supplement dated June 18, 2003 to Prospectus dated September 30, 2002

          This Supplement Supercedes the Supplement dated June 12, 2003

Effective July 1, 2003, Fund Management Company (the "distributor") will be the Funds' distributor and will be responsible for the sale of the Funds' shares. All references in this Prospectus to "distributor" shall refer to Fund Management Company after that date. The distributor's address is: Fund Management Company, 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

INVESCO, A I M Capital Management, and the distributor are subsidiaries of AMVESCAP PLC.

Effective July 1, 2003, all references in this Prospectus to the terms exchange, exchanges, By Exchange, and Exchange Policy will apply only to existing shareholders of the Funds as of the close of business June 30, 2003 and all new shareholders of the Funds after that date will not be allowed to exchange shares of the Funds.

Effective July 1, 2003, the section of the Prospectus entitled "Fees And Expenses - Shareholder Fees Paid Directly From Your Account" is amended to (i) delete the first paragraph in its entirety and (ii) substitute the following in its place:

      Annual Fund Operating Expenses That Are Deducted From Fund Assets
           Treasurer's Money Market Reserve Fund
           Management Fees(1),(2)                          0.25%
           Distribution and Service (12b-1) Fees           None
           Other Expenses(1)                               0.00%
                                                           ----
           Total Annual Fund Operating
           Expenses(1),(2)                                 0.25%
                                                           ====

           Treasurer's Tax-Exempt Reserve Fund
           Management Fees(1)                              0.25%
           Distribution and Service (12b-1)fees            None
           Other Expenses(1)                               0.00%
                                                           ----
           Total Annual Fund Operating
           Expenses(1)                                     0.25%
                                                           ====
           (1)Under the Funds' investment advisory agreement, the Funds' investment advisor is responsible for the payment of all of the Funds' expenses other than payment of advisory fees, taxes, interest, and brokerage commissions.

           (2)The Fund's investment advisor will voluntarily waive, on an annual basis, to limit the management fee to 0.20% effective July 1, 2003. The voluntary waiver may be changed at any time following consultation with the Fund's board of directors.

Effective July 1, 2003, the section of the Prospectus entitled "Fund Management
- The Investment Advisor" is amended to add the following paragraph:

As part of the administrative services provided to the Funds, the advisor or sub-advisor will pay for all of the Funds' ordinary and necessary business expenses (excluding management fees, taxes, interest, and brokerage commissions). Some of these administrative services may be provided by institutions whose customers own shares of the Funds.

The section of the Prospectus entitled "How to Buy Shares - Minimum Initial Investment:" is amended to (i) delete the paragraph in its entirety and (ii) substitute the following in its place:

MINIMUM INITIAL INVESTMENT (EXISTING SHAREHOLDERS PRIOR TO JULY 1, 2003):
$100,000, which may be waived in certain cases.

MINIMUM INITIAL INVESTMENT (NEW SHAREHOLDERS EFFECTIVE JULY 1, 2003):
$1,000,000, which may be waived in certain cases.

The section of the Prospectus entitled "How to Buy Shares - Minimum Subsequent Investment:" is amended to (i) delete the paragraph in its entirety and (ii) substitute the following in its place:

MINIMUM SUBSEQUENT INVESTMENT:  None

The section of the Prospectus entitled "How to Buy Shares" is amended to (i) delete the seventh paragraph in its entirety and (ii) substitute the following in its place:

      The following chart shows several ways to invest in the Funds if you invest directly through INVESCO.

Method                        Investment Minimum  Please Remember
--------------------------------------------------------------------------------
BY CHECK                      Please see minimum  INVESCO does not accept cash,
Mail to:                      initial investment  credit cards, travelers'
INVESCO Funds Group, Inc.,    above.              cheques, credit card checks,
P.O. Box 173706,                                  instant loan checks, money
Denver, CO 80217-3706.                            orders, or third party checks
You may send your check                           unless they are from another
by overnight courier to:                          financial institution related
4350 South Monaco Street                          to a retirement plan
Denver, CO 80237.                                 transfer.

--------------------------------------------------------------------------------
BY WIRE                       Please see minimum
You may send your payment by  initial investment
bank wire (call 1-800-525-    above.
8085

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
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for instructions).
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BY TELEPHONE WITH ACH         Please see minimum   You must provide your bank
Call 1-800-525-8085 to        initial investment   account information to
request your purchase.        above.               INVESCO prior to using this
Upon your telephone                                option.
instructions, INVESCO
will move money from
your designated bank/credit
union checking or savings
account in order to
purchase shares.
--------------------------------------------------------------------------------
BY INTERNET                   Since the minimum    You will need a Web browser
Go to the INVESCO Web site    initial investment   to use this service. Internet
at invescofunds.com.          for these Funds      transactions are limited to a
                              exceeds the maximum  maximum of $25,000.
                              transaction amount
                              on Internet
                              trans-actions, you
                              may only use the
                              Internet for
                              subsequent
                              investments.
--------------------------------------------------------------------------------
BY EXCHANGE
Between the same classes of   $100,000 for          See "Exchange Policy."
any two INVESCO funds. Call   regular accounts.
1-800-525-8085 for
prospectuses of other INVESCO
funds. Exchanges may be made
in writing or by telephone.
You may also establish an
automatic monthly exchange
service between two INVESCO
funds; call us for further
details and the correct form.

Treasurer's Money Market Reserve Fund determines its net asset value as of 10:00 a.m. Eastern Time, 1:00 p.m. Eastern Time, 3:00 p.m. Eastern Time, and 4:00 p.m. Eastern Time. Treasurer's Tax-Exempt Reserve Fund determines its net asset value as of 10:00 a.m. Eastern Time, 12:30 p.m. Eastern Time, 3:00 p.m. Eastern Time, and 4:00 p.m. Eastern Time.

The back cover page of the Prospectus is amended to (i) delete the first sentence of the last paragraph and (ii) substitute the following in its place:

Effective July 1, 2003, to obtain a free copy of the current Prospectus, SAI, annual report, and semiannual report, write to: A I M Fund Services, Inc., P. O. Box 0843, Houston, Texas 77001-0843; or call 1-800-659-1005.

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